Contract of Guarantee with a Maximum Amount

(Natural Person as a gurantor)

Contract No.: Changxing 2010 Ren Bao 130

Guarantor A: Xu Kecheng

Type of the Identity Credential:   ID card

Number of the Credential: 330522196208244514

Domicile: Changxing    Tel.: 6636111   Zip Code: 313100

Mobile:               Facsimile: 6267588

Guarantor B:        Zho Fangqin

Type of the Identity Credential:    ID card

Number of the Credential:     33052219640125452X

Domicile:    Changxing      Tel.:   6267588     Zip Code:

Mobile:               Facsimile:   6267588

Lender: Bank of China Ltd. Changxing County Sub-branch

Legal Representative: HE Jie Qin

Domicile: No. 51 Jinling South Road   Zip Code: 313100

Tel.: 6026438                                                             Facsimile: 6029905

In order to guarantee the fulfillment of the debt under the Master Contract as specified in Article 1 hereof, the Guarantor is willing to provide guarantee to Lender. Both Parties hereby agree as follows through negotiations on the basis of equality. Unless otherwise stipulated herein, the terms herein shall have the meanings as ascribed to them in the Master Contract.

Article 1 Master Contract

The Master Contract of this Contract is:

The contracts signed by and between Lender and Borrower Changxing Chisen Electric Co., Ltd. from Oct 25, 2010 to Oct 25 2011 regarding the loan, trade financing, letter of guarantee, capital business and other credit business contract (together “Single Contracts) and the amendment or supplement thereto, which stipulate that they are the Master Contract under this Contract.

Article 2  Principal Lender’s Right and Its Term

Unless the term is otherwise stipulated or agreed in accordance with the law, during the following term, the debt actually occurred under the Master Contract constitutes the principal Lender’s right hereunder:

Oct 25, 2010 to Oct 25, 2011 as stipulated in Article 1 hereof.

Article 3 The Maximum Amount under the Guarantee

1. The maximum amount of the principal under the guarantee hereof is:

Currency: Renminbi

(In words): Two Hundred and Fifty Million Only

(In numbers): RMB250,000,000.00

2. On the date of expiration of the term of the principal Lender’s right as specified in Article 2 of this Contract, where it is determined to belong to the principal Lender’s right guaranteed hereunder, the interest on the principal of such Lender’s right (including the statutory interest, agreed interest, compound interest, penalty interest), liquidated damages, damage, the fees for the fulfillment of the Lender’s right (including but not limited to litigation fees, attorney’s fees, arbitration fees, public notarization fees), enforcement fees, appraisal fees, auction fees, service fees, public announcement fees), the losses caused to Lender due to breach of Borrower and all the other payable fees shall also be the guaranteed Lender’s right. The specific amount shall be determined when it is settled.

The sum of the Lender’s right amount determined according to the two paragraphs above is the maximum Lender’s right amount guaranteed hereunder.

Article 4 Modes of Guarantee

The guarantee hereunder shall be a guarantee with the joint and several liabilities.

Article 5 Occurrence of the Guarantee Liability

In the event that Borrower fails to make the settlement to Lender on any normal repayment date under the Master Contract or advance repayment date as agreed, Lender shall be entitled to require the Guarantor to undertake the guarantee liability.

The normal repayment date referred to in the previous paragraph refers to the date of principal repayment, interest payment as stipulated in the Master Contract, or the date on which Lender shall pay any amount to Lender as agreed in the said contract. The advance repayment date referred to in the previous paragraph refers to the date proposed by Borrower and as agreed by Lender to make the repayment in advance and the date on which Lender makes a request to Borrower in order to collect the principal and interest of the Lender’s right and/or any other amount in advance as per the contract.

Where there is any other real security or guarantee for the principal debts, any right of the Lender under this Contract and the exercise thereof shall not be affected and the Guarantor may not defense against the Lender for the existence of such other real security or guarantee.

Article 6 Term of Guarantee

The Term of Guarantee hereunder shall be two years as from the expiration of the term as specified in Article 2 of this Contract.

During the Term of Guarantee, Lender shall be entitled to require the Guarantor to undertake the guarantee liability, together or separately, for the whole or partial, several or single principal Lender’s right.

Article 7 Relationship between this Contract and the Master Contract

Provided that the Master Contract contains the Credit Line Agreement/the Credit Master Agreement, where the term for using the credit line/the term of business cooperation therein is extended, it shall be subject to the written consent of Guarantor. Without the consent of Guarantor or provided that Guarantor refuses it, Guarantor shall only undertake the guarantee liability within the maximum amount of the guaranteed Lender’s right as stipulated in Article 3 hereof for the principal Lender’s right occurred during the original term for using the credit line/the term of business cooperation and the term of guarantee is still the original term.

Change to another content or issues of the Credit Line Agreement/the Credit Master Agreement, and to other single agreement thereunder, or to the single Master Contract has not to be subject to the consent of Guarantor, who shall still undertake the guarantee liability for the changed Master Contract within the maximum amount of the guaranteed Lender’s right as stipulated in Article 3 hereof.

Subject to the agreement between Lender and Guarantor through negotiations, the maximum amount of the guaranteed Lender’s right as stipulated in Article 3 hereof may be changed in writing.

Where Lender entrusts the whole or partial rights and obligations hereunder to other agency of the Bank of China Limited to fulfill or transfer the principal Lender’s right to a third party, it has not to obtain the consent of Guarantor and the guarantee liability of Guarantor shall not be mitigated or exempted thereby.

Article 8 Representation and Warranty

Guarantor A makes the following representation and warranty:

1. Guarantor has the full civil legal capacity and civil conduct capacity;

2. Guarantor fully understands the contents of the Master Contract, and execution and performance of this Contract is based on the true meaning of Guarantor and will not violate any contract, agreement or other legal documents that is binding upon Guarantor;

3. Any and all the documents and materials provided by Guarantor A to Lender are accurate, authentic, complete and valid;

4. Guarantor accepts the supervision and examination of Lender on the financial status of Guarantor and provide assistance and cooperation;

5. Guarantor fails to conceal the major liability it has undertaken until the date of execution of this Contract to Lender;

6. In the event that a situation happens that may probably affect the financial status of Guarantor and the ability of performing the Contract, including but not limited to transfer of major assets or share transfer, assumption of major liabilities, involvement in material litigation or arbitration, or loss of the civil conduct capacity, Guarantor shall promptly notify Lender.

Article 9 Authorization of Personal Credit Information

Guarantor hereby authorizes: Lender may inquire about the personal credit report of Guarantor in the personal credit information basic database of the People’s Bank of China in the occurrence of any of the following circumstances in relation to Guarantor.

1. To review the personal loan application of Guarantor;

2. To review the personal guarantee application of Guarantor;

3. To conduct after-loan management of the personal loan or guarantee under the name of Guarantor;

4. In order to accept and handle the loan application of a legal person or other entity or the legal person or other entity as a guarantor, it is required to inquire about the credit status of Guarantor as a legal representative or contributor.

Meanwhile, Guarantor authorizes Lender to submit its personal credit information to the personal credit information basic database of the People’s Bank of China.

Article 10 Default Events and Handling

The occurrence of any of the following situations shall constitute, or be deemed as, breach of contract by Guarantor under this Contract:

1. failure to fulfill the guarantee responsibility on time pursuant to this Contract;

2. the statement made herein is untrue or violation of the commitments made herein;

3. occurrence of the event as specified in paragraph 6 of Article 8 hereof, which seriously affects Guarantor’s financial status and the ability to perform this Contract;

4. Guarantor becoming a person with the restricted civil conduct capacity or without the civil conduct capacity;

5. violation of other provisions in relation to the rights and obligations of the Parties herein;

6. occurrence of a default event under other contract between Guarantor and Lender or other agency of the Bank of China Limited.

In the occurrence of the default event as listed in the above paragraph, Lender shall be entitled to take the following measures, separately or simultaneously, as the case may be:

1. to require Guarantor to correct its breach of contract within the specified time limit;

2.to decrease, suspend or terminate the credit line to Guarantor, wholly or partially;

3.to suspend or terminate the acceptance and handling the business application of Guarantor under other contracts, wholly or partially; to suspend or terminate the grant and handling of the loan, wholly or partially, that has not been granted;

4. to announce the whole or partial principal and interest of Guarantor’s loan under other contract and other payables mature immediately;

5. to terminate and rescind this Contract, and other contract, wholly or partially, between Guarantor and Lender;

6. to require Guarantor to compensate the loss caused to Lender due to its breach of contract;

7. subject to prior or post notice, to deduce and allocate the amount in the account opened by Guarantor with Lender to settle the whole or partial debt that Guarantor owes to Lender. The outstanding amount in the account shall be deemed mature in advance. Provided that the currency in the account is different from that used in the business of Lender, the amount shall be calculated by the settlement and sale listed foreign exchange rate that Lender applies in the deduction and collection;

8. other measures as considered necessary by Lender.

Article 11 Reservations of Rights

Either Party’s failure to exercise partial or whole right, or failure to require the other Party to fulfill and undertake partial or whole obligation hereunder shall not constitute the Party’s waiver of such right or exemption of such obligation and liability.

Any tolerance, extension or delay of either Party in exercising the rights hereunder to the other Party shall not affect any right it shall be entitled in accordance with the law and regulation, nor shall it be deemed as the waiver of such right.

Article 12 Modification, Amendment and Termination

This Contract may be modified or amended in writing subject to the agreement of both Parties through negotiation. Any modification or amendment shall constitute integral part of this Contract.

Unless otherwise stipulated in the law and regulation agreed between the Parties concerned, this Contract shall not be terminated before the rights and obligations hereunder are fully implemented.

Unless otherwise stipulated in the law and regulation agreed between the Parties concerned, invalidity of any clause of this Contract shall not affect the legal force of other clauses hereof.

Article 13 Applicable Law and Settlement of Dispute

This Contract shall be governed by and construed in accordance with the law of the People’s Republic of China.

Any dispute and controversy arising from the performance of this Contract may be first settled through negotiations, failing which, the Parties agree to resolve it in the same way identical to the way of settlement of disputes as stipulated in the Master Contract.

During the period of settling the dispute, provided that such dispute will not affect the performance of other provisions hereof, such other provisions shall continue to be performed.

Article 14 Fees

Unless otherwise determined in accordance with the law or agreed by the Parties concerned, any fees arising from the conclusion, performance of this Contract and the settlement of disputes (including the attorney’s fees) shall be undertaken by Guarantor.

Article 15 Appendix

The appendix subject to the mutual confirmation of both Parties is integral part of this Contract and has the equal legal force to this Contract.

Article 16 Miscellaneous

1. Without the consent of Lender in writing, Guarantor shall not transfer any right or obligation hereunder to a third party.

2. Provided that Lender needs to entrust other agency of the Bank of China Limited to fulfill the right and obligation hereunder as required for the business needs, Guarantor shall accept it. The said agency of the Bank of China Limited entrusted by Lender shall be entitled to exercise all the rights hereunder and bring a lawsuit to the court with respect to any dispute hereunder or submit it to the arbitration commission for an arbitral award.

3. Provided that other provisions hereof will not be affected, this Contract is legally binding upon the Parties or successor and assignee generated in accordance with the law.

4. Unless otherwise agreed, both Parties designate the domiciles as specified herein as the correspondence and contact addresses and undertakes to promptly notify the other Party in writing where the correspondence and contact address is changed.

5. The headings and name of the business herein are used for the convenience of reference only and shall not be used to interpret the contents of the clauses and the rights and obligations of the party concerned.

Article 17 Effectiveness of Contract

This Contract shall come into effective when it is signed by Guarantor, responsible person of Lender or its authorized signatory together with the company’s seal being affixed onto it.

This Contract is in duplicate, with each Party and Borrower holding One copy, all of which shall have the equal legal force.

Guarantor:	XU Kecheng	Lender: Bank of China Ltd. Changxing County Sub-branch (seal)

	Zho Fangqin	Authorized Signatory:	/s/

	Oct 25, 2010		Oct 25, 2010

最高额保证合同
（自然人为保证人）

编号： 长兴 2010 人保 130

保证人一： 徐克成
身份证件名称： 身份证
证件号码： 330522196208244514
住所地： 长兴 电话： 6636111 邮编： 313100
手机： ／ 传真： 6267588

保证人二： 周芳琴
身份证件名称： 身份证
证件号码： 33052219640125452X
住所地： 长兴 电话： 6267588 邮编： 313100
手机： ／ 传真： 6267588

债权人：中国银行股份有限公司 长兴县支行 行
法定代表人/负责人： 何洁琴
住所地： 金陵南路 51 号 邮编： 313100
电话： 6026438 传真： 6029905

为了担保本合同第一条所述主合同项下债务的履行，保证人愿意向债权人提供保证。双方经平等协商订立本合同。除本合同另有约定外，本合同中的词语解释依据主合同确定。

第一条 主合同

本合同之主合同为：

☐ 债权人与债务人 长兴昌盛电气有限公司 之间自 2010 年 10 月 25 日起至 2011 年 10 月 25 日止签署的借款、贸易融资、保函、资金业务及其它授信业务合同（统称"单笔合同"），及其修订或补充，其中约定其属于本合同项下之主合同。

第二条 主债权及其发生期间

除依法另行确定或约定发生期间外，在下列期间内，主合同项下实际发生的债权，构成本合同之主债权：

☐ 本合同第一条规定的 2010 年 10 月 25 日起至 2011 年 10 月 25 日。

周芳琴 徐克成

第 1 页 共 5 页

第三条　　被担保最高债权额

1、本合同所担保债权之最高本金余额为：

币 种：人民币　　。

（大写）贰亿伍仟万元整　　。

（小写）￥250000000.00　　。

2、在本合同第二条所确定的主债权发生期间届满之日，被确定属于本合同之被担保主债权的，则基于该主债权之本金所发生的利息（包括法定利息、约定利息、复利、罚息）、违约金、损害赔偿金、实现债权的费用（包括但不限于诉讼费用、律师费用、公证费用、执行费用等）、因债务人违约而给债权人造成的损失和其他所有应付费用等，也属于被担保债权，其具体金额在其被清偿时确定。

依据上述两款确定的债权金额之和，即为本合同所担保的最高债权额。

第四条　　保证方式

本合同保证方式为连带责任保证。

第五条　　保证责任的发生

如果债务人在主合同项下的任何正常还款日或提前还款日未按约定向债权人进行清偿，债权人有权要求保证人承担保证责任。

前款所指的正常还款日为主合同中所约定的本金偿还日、利息支付日或债务人依据该等合同约定应向债权人支付任何款项的日期。前款所指的提前还款日为债务人提出的经债权人同意的提前还款日以及债权人依据合同等约定向债务人要求提前收回债权本息及/或其他任何款项的日期。

主债务在本合同之外同时存在其他物的担保或保证的，不影响债权人本合同项下的任何权利及其行使，保证人不得以此抗辩债权人。

第六条　　保证期间

本合同项下的保证期间为本合同第二条确定的主债权发生期间届满之日起两年。

在该保证期间内，债权人有权就主债权的全部或部分、多笔或单笔，一并或分别要求保证人承担保证责任。

第七条　　本合同与主合同的关系

若主合同包含《授信额度协议》/《授信业务总协议》，对其中的授信额度使用期限/业务合作期限进行延展的，需征得保证人的书面同意，未征得保证人同意或保证人拒绝的，保证人仅对原授信额度使用期限/业务合作期限内发生的主债权，在本合同第三条规定的被担保最高债权额内承担保证责任，保证期间仍为原定期间。

对《授信额度协议》/《授信业务总协议》其它内容或事项的变更，以及对其项下单项协议的变更，或对单笔主合同的变更，无需征得保证人的同意，保证人仍在本合同第三条规定的被担保最高债权额内对变更后的主合同承担保证责任。

周芸琴　徐[illegible]

第 2 页 共 5 页

经债权人和保证人协商一致，可以书面形式变更本合同第三条规定的被担保最高债权额。

债权人将主合同项下全部或者部分权利义务委托中国银行股份有限公司其它机构履行或者将主债权转让给第三人，无需征得保证人的同意，保证人的保证责任不因此而减少或免除。

第八条　声明与承诺

保证人声明与承诺如下：

1、保证人具备签订和履行本合同所需的完全民事权利能力和行为能力；

2、保证人完全了解主合同的内容，签署和履行本合同系基于保证人的真实意思表示，签署和履行本合同不会违反对保证人有约束力的任何合同、协议或其他法律文件；

3、保证人向债权人提供的所有文件和资料是准确、真实、完整和有效的；

4、保证人接受债权人对保证人财务状况的监督和检查，并给予协助和配合；

5、保证人未向债权人隐瞒截止本合同签订日已经承担的重大负债；

6、若发生可能影响保证人财务状况和履约能力的情况，包括但不限于进行重大资产或股权转让、承担重大负债，涉入重大诉讼或仲裁案件、或丧失民事行为能力等，保证人应及时通知债权人。

第九条　个人信用信息授权

保证人授权：债权人在发生与保证人有关的下列情形时，可以通过中国人民银行个人信用信息基础数据库查询保证人的个人信用报告。

1、审核保证人的个人贷款申请；

2、审核保证人的个人担保申请；

3、对保证人名下已存在的个人贷款或个人担保进行贷后管理。

4、受理法人或其他组织的贷款申请或其作为担保人，需要查询保证人作为法定代表人或出资人信用状况的。

同时授权债权人可以将保证人的个人信用信息向中国人民银行个人信用信息基础数据库报送。

第十条　违约事件及处理

以下情况之一即构成或视为保证人在本合同项下违约：

1、未按本合同的约定及时履行保证责任；

2、在本合同中所做的声明不真实或违反其在本合同中所做的承诺；

3、发生本合同第八条第6款所述事件，严重影响保证人财务状况和履约能力的；

4、保证人成为限制民事行为能力或无民事行为能力人的；

5、违反本合同中关于当事人权利义务的其他约定；

6、保证人在与债权人或中国银行股份有限公司其他机构之间的其他合同项下发生违约

同芳芳 [signature]

第 3 页 共 5 页

事件。

出现前款规定的违约事件时，债权人有权视具体情形分别或同时采取下列措施：

1、要求保证人限期纠正其违约行为；

2、全部、部分调减、中止或终止对保证人的授信额度；

3、全部、部分中止或终止受理保证人在其他合同项下的业务申请；对于尚未发放的贷款，全部、部分中止或终止发放和办理；

4、宣布保证人在其他合同项下尚未偿还的贷款本息和其他应付款项全部或部分立即到期；

5、终止、解除本合同，全部或部分终止、解除保证人与债权人之间的其他合同；

6、要求保证人赔偿因其违约而给债权人造成的损失；

7、仅需事先或事后通知，将保证人在债权人开立的账户内的款项扣划以清偿保证人对债权人所负全部或部分债务。账户中的未到期款项视为提前到期。账户币种与债权人业务计价货币不同的，按扣收时债权人适用的结售汇牌价汇率折算；

8、债权人认为必要的其他措施。

第十一条　　权利保留

一方若未行使本合同项下部分或全部权利，或未要求另一方履行、承担部分或全部义务、责任，并不构成该方对该权利的放弃或对该义务、责任的豁免。

一方对另一方的任何宽容、展期或者延缓行使本合同项下的权利，均不影响其根据本合同及法律、法规而享有的任何权利，亦不视为其对该权利的放弃。

第十二条　　变更、修改与终止

本合同经双方协商一致，可以书面形式进行变更或修改，任何变更或修改均构成本合同不可分割的组成部分。

除法律、法规另有规定或当事人另有约定外，本合同在其项下权利义务全部履行完毕前不得终止。

除法律、法规另有规定或当事人另有约定外，本合同任何条款的无效均不影响其他条款的法律效力。

第十三条　　法律适用与争议解决

本合同适用中华人民共和国法律。

凡因履行本合同而产生的一切争议、纠纷，双方可先通过协商解决。协商不成的，双方同意采用与主合同之约定相同的争议解决方式。

在争议解决期间，若该争议不影响本合同其他条款的履行，则该其他条款应继续履行。

第十四条　　费用

除依法另行确定或当事人另有约定外，因本合同订立、履行及争议解决发生的费用（包

周芳琴 徐安

第 4 页 共 5 页

括律师费用）由保证人承担。

第十五条　　附件

经双方共同确认的附件构成本合同不可分割的组成部分，具有与本合同相同的法律效力。

第十六条　　其他约定

1、未经债权人书面同意，保证人不得将本合同项下任何权利、义务转让予第三人。

2、若债权人因业务需要须委托中国银行股份有限公司其他机构履行本合同项下权利及义务，保证人对此表示认可。债权人授权的中国银行股份有限公司其他机构有权行使本合同项下全部权利，有权就本合同项下纠纷向法院提起诉讼或提交仲裁机构裁决。

3、在不影响本合同其他约定的情形下，本合同对双方及各自依法产生的承继人和受让人均具有法律约束力。

4、除另有约定外，双方指定本合同载明的住所地为通讯及联系地址，并承诺在通讯及联系地址发生变更时，以书面形式及时通知对方。

5、本合同中的标题和业务名称仅为指代的方便而使用，不得用于对条款内容及当事方权利义务的解释。

第十七条　　合同生效

本合同自保证人签字、债权人的负责人或其授权签字人签字并加盖公章之日生效。

本合同一式贰份，双方及债务人各执壹份，具有同等的法律效力。

保证人：徐克成 [signature]　　　　债权人：中国银行股份有限公司长兴县支行

[signature]　　　　有权签字人：[signature]

2010 年 10 月 25 日　　　　2010 年 10 月 25 日

第 5 页 共 5 页